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                                                                 Exhibit 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report dated February 20, 1998, included in this Form 10-K into TechForce Corporation's previously filed Registration Statement (File Nos. 333-1936, 333-1938, 333-1940 and 333-1942).


/s/ ARTHUR ANDERSEN
ARTHUR ANDERSEN LLP

Tampa, Florida
   March 30, 1998